FBL Financial Group, Inc.

Farm Bureau Financial Services • EquiTrust Financial Services

SECOND QUARTER 2011 UPDATE

August 29, 2011

Safe Harbor Statement and Non-GAAP Measures

Safe Harbor Statement under The Private Securities Litigation Reform Act of 1995

Certain statements in this presentation concerning FBL Financial Group's prospects for the future are forward-looking statements intended to qualify for the "safe harbor" from liability established by the Private Securities Litigation Reform Act. These statements generally can be identified by their context, including terms such as "believes," "anticipates," "expects," or similar words. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statement. These risks and uncertainties are detailed in FBL Financial Group's reports filed with the Securities and Exchange Commission and include, but are not limited to, difficult conditions in financial markets and the economy, lack of liquidity and access to capital, investment valuations, interest rate changes, competitive factors, the ability to attract and retain sales agents and a decrease in ratings. These forward-looking statements are based on assumptions which FBL Financial Group believes to be reasonable; however, no assurance can be given that the assumptions will prove to be correct.

Non-GAAP Measures

Comments during this presentation include certain non-GAAP financial measures. These items are reconciled to GAAP in our SEC filings and quarterly financial supplements, both of which may be found on our website.

Agenda

- **Company Overview**
- Business Strategy
- Financial Overview

FBL Financial Group at a Glance

A Midwest-based life insurer with complementary, yet diverse, distribution channels.

- NYSE: FFG
- Based in West Des Moines, Iowa
- In business since 1945
- Two distinct brands:
  Farm Bureau Financial Services and EquiTrust Financial Services
  - Farm Bureau brand drives exceptional loyalty

FARM BUREAU FINANCIAL SERVICES

EquiTrust Financial Services

- Total Assets: $15.9 Billion
- Life Insurance In Force: $49.3 Billion

FBL Financial Group Distribution Channels

The diversity of FBL Financial Group's two life insurance subsidiaries, along with the managed property and casualty operations, is the key to its success.

	Farm Bureau Life Insurance Company	EquiTrust Life Insurance Company	Managed Property / Casualty Operations
Brand	FARM BUREAU FINANCIAL SERVICES	EquiTrust. Financial Services	FARM BUREAU FINANCIAL SERVICES
Products	Comprehensive line of life insurance, annuities	Traditional fixed-rate, index and immediate annuities and life insurance	Personal and commercial property-casualty products
Distribution	1,897 exclusive Farm Bureau agents	Nearly 15,000 independent agents	1,190 exclusive Farm Bureau agents
Territory	14 Midwestern and Western States	National	8 Midwestern and Western states

FBL Financial Group, Inc.

Farm Bureau Life Market Territory

With a powerful brand in its marketing territory, Farm Bureau Life has been able to consistently grow its customer base and outperform the industry during the economic volatility of the last several years.


MT
ND
MN
WI
ID
SD
WY
IA
NE
UT
KS
OK
AZ
NM

Farm Bureau Life manages multi-line insurance operations

Farm Bureau Life products only

While strong in rural and small town markets, Farm Bureau Life is also expanding its presence in small/mid-metro markets.

FBL Financial Group, Inc.

Strategic Priorities

Given FBL Financial Group's financial strength, niche Farm Bureau market opportunity and desire to diversify EquiTrust Life, today FBL is focused on several strategies for growth.

- **Grow business and earnings**
- **Leverage Farm Bureau niche**
  - **Focus on cross-sell**
  - **Refine agent recruitment process**
  - **Increase market segmentation**
- **Second phase of EquiTrust strategy**
  - **Expanding the life business**
- **Restore EquiTrust Life A.M. Best rating to "A" level**

FBL Financial Group, Inc.

Agenda

- Company Overview
- **Business Strategy**
- Financial Overview

FBL Exclusive Farm Bureau Franchise in 14 States

The foundation of FBL Financial Group is its niche Farm Bureau marketplace.

- Farm Bureau is the largest farm and ranch organization in the U.S.
- 6.3 million member families in the U.S.
- Farm Bureau Life has use of Farm Bureau name and logo
- Niche provides:
  - Enhanced prestige and brand awareness
  - Stable customer base
- Growing property casualty affiliate provides leads for selling life products

Farm Bureau Life: Superior Persistency & Cross Sell

Niche Farm Bureau presence drives differentiating business performance.


Lapse Ratio
8%
7%
6%
5%
4%
3%
2%
1%
0%
4.46%
5.46%
Farm Bureau Life
Industry *


Life Penetration of Property-Casualty Policy Base
25%
20%
15%
10%
5%
0%
23%
11%
Farm Bureau Life
Industry **

** Source: SNL Financial*
*** Source: LIMRA, multiline exclusive agent average*

FBL Financial Group, Inc.

Farm Bureau Life Diversified Product Mix

Farm Bureau Life agents offer a wide array of individual life insurance and annuity products, and focus on needs-based selling in order to provide customers with products appropriate for various stages of life and economic scenarios.

- Life Insurance
  - Term Life
  - Whole Life
  - Universal Life
- Annuities
  - Deferred annuities
  - Immediate annuities
- Settlement Options
  - Fixed settlement options
  - Structured settlements


Variable Annuities and VUL 17%
Traditional and Universal Life 40%
Traditional Annuities 43%

June 2011 statutory reserves, including separate account liabilities

In 2010, Farm Bureau Life discontinued manufacturing variable products as they did not meet our return objectives. New variable product sales are now a fee income business.

FBL Financial Group, Inc.

Farm Bureau Life Collected Premiums

Both traditional annuity and traditional and universal life insurance sales were strong in the second quarter of 2011.


(Millions)
Traditional Annuity
$350
$300
$250
$200
$150
$100
$50
$0
+28%
2007
2008
2009
2010
Q210
Q211


(Millions)
Traditional and Universal Life
$250
$200
$150
$100
$50
$0
+9%
2007
2008
2009
2010
Q210
Q211

EquiTrust Life Independent Channel

Expands FBL Financial Group's market reach and distribution channels.

- Began operating under FBL Financial Group in the independent channel in late 2003
- Adds diversification to FBL with independent agents and national presence
  - Nearly 15,000 agents appointed as of June 30, 2011
  - Licensed in all states except New York
- Is established in the annuity marketplace through independent marketing organizations
- Expanding life insurance capabilities

FBL Financial Group, Inc.

EquiTrust Life Strategy

Strategic Objective: To reach a narrower target customer segment through select intermediaries with a more diversified product set.

- **Operates within a framework of ongoing capital self-sufficiency**
- **Leverages EquiTrust Life's corporate agility, nimble infrastructure and rapid product development capabilities**
- **Diversifies new business with life insurance products**
- **Involves deeper engagement with fewer intermediaries**
- **Seeking to raise its returns and diversify its earnings**

EquiTrust Life Product Portfolio

The EquiTrust Life product portfolio was restructured in 2009 with more capital efficient products.

- Higher capital intensive products withdrawn from market; surplus strain on new sales has been reduced
- The product portfolio is more focused
- Two single premium, simplified issue life products were developed and introduced in 2010
- A fully underwritten universal life product is targeted for later this year

Agenda

- Company Overview
- Business Strategy
- **Financial Overview**

FBL Financial Group, Inc.

Financial Discipline

FBL's focus is on preserving its strong capital position and optimizing its investment portfolio.

- **Strong capital position**
- **Focus on earnings growth - spread management, expense management, return on equity**
- **Robust liquidity program**
- **New purchases focus on AA and higher rated corporate bonds and taxable municipal bonds**

Ongoing initiatives include continuous process improvement and unit cost management.

FBL Financial Group, Inc.

Risk Based Capital Ratios Exceed Targets

Company action level risk based capital ratios have seen significant restoration and represent strong levels.


Farm Bureau Life
500%
450%
400%
350%
300%
250%
200%
416%
441%
457%
457%
2008
2009
2010
2Q11 Estimate


EquiTrust Life
500%
450%
400%
350%
300%
250%
200%
300%
376%
425%
426%
2008
2009
2010
2Q11 Estimate

FBL Financial Group, Inc.

Capitalization

Total capitalization exceeds $1.6 billion.

	As of June 30, 2011 *(Thousands)*
Long-term debt	
Senior notes, 5.85%, due 2014	$ 75,171
Senior notes, 5.875% due 2017	99,041
Notes payable to affiliates, 6.10%, due 2015	99,927
Trust preferred securities, 5%, due 2047	97,000
Total debt	371,139
Preferred stock	3,000
Common stockholder's equity, excluding AOCI	1,171,519
Total capitalization, excluding AOCI	1,545,658
Accumulated other comprehensive income	105,403
Total capitalization, including AOCI	$ 1,651,061

Debt/total capitalization	**17.7%**
Excluding AOCI, including equity credit for trust preferred securities	

FBL Financial Group, Inc.

Net Income/Loss and Operating Income

Results continue strong growth trend.


(Per Common Share)
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
($1.00)
($2.00)
$2.84
$3.15
-$0.61
$1.64
$2.31
$2.98
$3.92
$3.42
$0.73
$0.80
$1.20
$1.19
$1.32
$1.46
$2.05
$2.11
2007
2008
2009
2010
2Q10
2Q11
2Q10 YTD
2Q11 YTD
Net Income/Loss
Operating Income

NOTE: Operating income excludes the impact of unrealized/realized gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives and the cumulative effect of changes in accounting principles.

FBL Financial Group, Inc.

Operating Income Per Common Share

Operating results remained strong in the second quarter 2011 reflecting sound fundamentals of both Farm Bureau Life and EquiTrust Life.


$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.15
$1.64
$2.98
$3.42
$0.80
$1.19
$1.46
$2.11
+ 49%
+ 45%
2007
2008
2009
2010
2Q10
2Q11
June-10 YTD
June-11 YTD

NOTE: Operating income excludes the impact of unrealized/realized gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives and the cumulative effect of changes in accounting principles.

FBL Financial Group, Inc.

Pre-Tax Operating Earnings/Losses Year-to-Date June 30, 2011

Earnings are derived primarily from three product segments.


(Millions)
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
($10.0)
($15.0)
$30.8
$33.7
$11.4
$2.3
($8.1)
Traditional Annuity Exclusive
Traditional Annuity Independent
Traditional & Universal Life Insurance
Variable
Corporate & Other

FBL Financial Group, Inc.

Low Interest Rate Environment

We have been proactive in managing credited rates where appropriate and will continue to do so as we have the ability to further lower crediting rates on the majority of our business.

Product	Reserves as of 6/30/11	Percent Above Minimum Guarantee	Comment
Direct Index Annuity	$3.5 billion	93%	▪ Ability to adjust policy features including credited rates, participation rates, and asset fees and caps, subject to minimum guarantees
Multi-year Guarantee Annuity	$2.9 billion	99%	▪ Credited rates can not be changed until the end of the current guarantee period
Other Fixed Rate Annuity	$1.9 billion	51%	▪ Discretionary rate setting authority per contract terms
Other Discretionary (Primarily universal life and variable)	$0.9 billion	35%	▪ Discretionary rate setting authority per contract terms
Coinsured Annuity	$1.2 billion		▪ Rates are managed by ceding company
Non-Discretionary	$0.6 billion		▪ No ability to adjust credited rates
Total Interest Sensitive and Index Product Reserves	$11.0 billion		

FBL is monitoring all aspects of the low interest rate environment and is taking various actions, including suspending sales of certain products, adjusting agent compensation on some products and lowering crediting rates.

Return on Equity

Several actions have been taken over the past few years to increase return on equity.


Operating Return on Equity
(Rolling Twelve Months)
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Dec 08
Mar 09
Jun 09
Sep 09
Dec 09
Mar 10
Jun 10
Sep 10
Dec 10
Mar 11
Jun 11
11.5%
10.8%
Including AOCI/L
Excluding AOCI/L

ROE Drivers

- Diligent product management to achieve pricing targets
- Discontinued manufacture of variable products
- Includes benefits of a non-recurring reinsurance transaction and refinements to actuarial estimates

FBL Financial Group, Inc.

Assets at All-Time High of $15.9 Billion

FBL Financial Group's growing asset levels reflect an increased concentration in spread business.


(Billions)
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$14.0
$14.1
$14.3
$15.3
$15.9
2007
2008
2009
2010
2Q11

Investment Valuations Improving

Investment valuations have improved with a net gain position in the last two years, following the financial crisis in 2008.

Gross Unrealized Gains and Losses


(Millions)
$1,000
$500
$0
($500)
($1,000)
($1,500)
($2,000)
$148
$114
$254
$495
$624
($287)
($1,661)
($730)
($340)
($235)
2007
2008
2009
2010
2Q11
Losses
Gains

FBL Financial Group, Inc.

Portfolio Liquidity

Overall market liquidity has improved substantially. A large majority of the portfolio is now in a gain position.


(Millions)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2007
2008
2009
2010
2Q11
Book Value at Gain
% at Gain

FBL Financial Group, Inc.

High Quality, Diversified Investment Portfolio

Investments are well diversified by individual issue, industry and asset class.


Investments by Type
0.4%
1.3%
1.1%
9.2%
16.7%
43.8%
27.5%
Corporate Securities
Mortgage and Asset-backed Securities
Government
Commercial Mortgage Loans
Short-term Investments
Policy Loans
Other


Investment Quality
6%
31%
63%
A or higher
BBB
Below investment grade

Portfolio as of June 30, 2011

FBL Financial Group, Inc.

FBL Financial Group Realized Losses vs. Investments

Net realized losses since the end of 2006 are below public peer group average.


Realized Investment Losses as Percent of Invested Assets
1/1/07-6/30/11
Percent Loss
6%
4%
2%
0%
1.07%
FFG

Source: SNL, company filings

Net Realized Investment Losses – Pre-tax, Pre-DAC

FBL Financial Group, Inc.

Diversified Commercial Mortgage Loan Portfolio

$1.2 billion commercial mortgage loan portfolio is well-diversified by property type and geographic location.


3% Other
Industrial 30%
Office 32%
Retail 35%


Pacific 19%
Mountain 9%
W.N. Central 12%
E.N. Central 18%
Mid Atlantic 1%
N.E. 3%
W.S. Central 5%
E.S. Central 5%
S. Atlantic 28%

Collateral Type
As of June 30, 2011

- Underwritten internally
- No single-family, hotel, apartment, construction or agricultural loans

Long history of extremely low delinquency rates with current portfolio performing well.

FBL Financial Group, Inc.

Book Value Per Common Share

GAAP book value growth reflects strong earnings and improving investment valuations.


$40
$30
$20
$10
$0
$31.19
$29.98
$30.00
$8.46
$32.38
$28.49
$35.66
$36.95
$37.54
$40.92
2007
2008
2009
2010
2Q11
Book Value, excluding AOCI/L
Book Value

FBL Financial Group, Inc.

FBL Financial Group, Inc.

FBL Financial Group, with significant progress on the strategies in place, is focused on the future.

- **Maintain "excellent" capital levels via efficient utilization of capital, optimization of investment portfolio and maintenance of a risk management culture**
- **Drive business and profit growth via new product introductions, increased number of high quality agents and increased productivity and cross-sales**
- **Execute EquiTrust strategy to increase returns, diversify balance sheet and improve ratings**

FBL Financial Group, Inc.

Farm Bureau Financial Services • EquiTrust Financial Services

www.fblfinancial.com